UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2022

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip code)

Post Office Box 27626, Richmond, Virginia	23261-7626
(Mailing address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Notes Offering

On March 18, 2022, Owens & Minor, Inc. (the “Company”) issued a press release to announce the launch of its offer to sell $500,000,000 aggregate principal amount of senior notes due 2030 (the “Notes”) in a private offering (the “Offering”) to persons reasonably believed to be “qualified institutional buyers” in the United States, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States in offshore transactions pursuant to Regulation S under the Securities Act.

Unless the Acquisition (as defined below) is consummated concurrently with or promptly following the closing of the Offering, the Company will deposit the gross proceeds from the Offering into a segregated escrow account until the date that certain escrow release conditions, including the consummation of the Acquisition, have been satisfied. The consummation of the Acquisition is subject to customary closing conditions, including the adoption of the Acquisition agreement by the affirmative vote of holders of a majority of the outstanding shares of Apria common stock.

Upon the closing of the Offering or, if applicable, upon satisfaction of the escrow conditions, the Company intends to use the net proceeds of the Offering, together with cash on hand and proceeds from expected borrowings under one or more new term loans, to finance the consummation of the previously announced acquisition (the “Acquisition”) of Apria, Inc. (“Apria”) and the other transactions contemplated by the Acquisition agreement, to repay Apria debt, and to pay related fees and expenses. Any remaining net proceeds will be used for general corporate purposes. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8-K (“Current Report”) shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum. The Offering is not conditioned on the consummation of the Acquisition, which, if consummated, may occur subsequent to the closing of the Offering. This Current Report does not constitute a notice of repayment of outstanding indebtedness of Apria. The terms and conditions of the new term loans have not been finalized and are therefore subject to change. The completion of the Offering is not conditioned upon our entering into the new term loans, and our entering into the new term loans is not conditioned upon completion of the Offering.

Financial Information

In connection with the Offering, the Company provided potential investors with unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2021. The unaudited pro forma condensed combined financial information are based on the Company’s and Apria’s consolidated historical financial statements as adjusted to give effect to the Acquisition and Acquisition related transactions, including the Offering and use of proceeds therefrom. The pro forma adjustments reflecting the completion of the Acquisition are based upon the acquisition method of accounting in accordance with generally accepted accounting principles in the United States, and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements. The Company has made significant assumptions and estimates in determining the preliminary estimated purchase price consideration and the preliminary allocation of the estimated purchase price in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change during the estimated purchase price allocation period (not to exceed one year from the pending Acquisition date) as the Company finalizes the valuations of the net tangible assets and intangible assets. Differences between these preliminary estimates and the final acquisition accounting could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of preparing unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the

Acquisition and related transactions been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of the combined company following the Acquisition.

The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2021 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe our expectations with respect to the forward-looking statements are based upon reasonable assumptions within the bounds of our knowledge of our business and operations, all forward-looking statements involve risks and uncertainties and, as a result, actual results could differ materially from those projected, anticipated or implied by these statements. Such forward-looking statements involve known and unknown risks, uncertainties and assumptions, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements related to the Offering and the use of proceeds therefrom, the entry into, and borrowings under the Company’s new term loans, the completion of the Acquisition, which may not be completed on a timely basis or at all, expected synergies and benefits relating to the Acquisition and the time to achieve such synergies, and expectations regarding the integration of the combined company. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by the Company on March 18, 2022

99.2	Excerpts from materials to be provided to prospective investors on March 18, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2022

OWENS & MINOR, INC.

By:	/s/ Nicholas J. Pace
Name: Nicholas J. Pace
Title: Executive Vice President, General Counsel and Corporate Secretary

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